February 3, 2009

DREYFUS NEW LEADERS FUND

Supplement to Prospectus dated May 1, 2008

The following information supersedes and replaces the information contained in the third paragraph of the section of the Fund's Prospectus entitled "Management — Investment Adviser:"

Warren Chiang, CFA, Prabhu Palani, CFA, and C. Wesley Boggs serve as the fund's primary portfolio managers, positions they have held since February, 2009. Mr. Chiang has been a member of the investment management team of Mellon Capital Management Corporation ("Mellon Capital") since 1997, and has been a Managing Director, active equity strategies, since January 2006. Mr. Palani has been a Managing Director, active equity strategies, for Mellon Capital since January 2007. From October 2002 through December 2006, Mr. Palani was a senior vice president and member of the large cap portfolio management team at Franklin Templeton Investments. Mr. Boggs has been with Mellon Capital since 1993, and has been a vice president and senior portfolio manager at Mellon Capital since January 2001. In September 2007, each of the portfolio managers became dual employees of Dreyfus and Mellon Capital.

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